    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 19, 2001

                                                      REGISTRATION NO. 333-60306
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                            ------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                                  TUCOWS INC.
                          (FORMERLY INFONAUTICS, INC.)
             (Exact Name of Registrant as Specified in Its Charter)

          PENNSYLVANIA                         7389                          23-2707366
(State or Other Jurisdiction of    (Primary Standard Industrial           (I.R.S. Employer
 Incorporation or Organization)    Classification Code Number)         Identification Number)

                                96 MOWAT AVENUE
                            TORONTO, ONTARIO M6K 3M1
                                     CANADA
                                 (416) 535-0123
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

                                  ELLIOT NOSS
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                  TUCOWS INC.
                                96 MOWAT AVENUE
                            TORONTO, ONTARIO M6K 3M1
                                     CANADA
                                 (416) 535-0123
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent For Service)
                            ------------------------

                                    COPY TO:

                             ELLEN P. MERCER, ESQ.
                          MORGAN, LEWIS & BOCKIUS LLP
                     THIRTY-SECOND FLOOR, ONE OXFORD CENTRE
                              PITTSBURGH, PA 15219
                                 (412) 560-3300
                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: August 28, 2001.
                            ------------------------

    If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    The Registration Fee was previously calculated and paid in connection with the filing of the Registration Statement on May 4, 2001.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

EXPLANATORY NOTE:

    This Post-Effective Amendment No. 1 amends the Registration Statement on Form S-4 (Registration No. 333-60306) on which Tucows Inc. (f/k/a
Infonautics, Inc.) registered 60,054,111 shares of its common stock. The Securities and Exchange Commission declared the Registration Statement effective on July 31, 2001.

    The Registrant is filing this Post-Effective Amendment No. 1 to file the executed tax opinion of Skadden, Arps, Slate, Meagher & Flom LLP as an exhibit to this Registration Statement as well as to file additional exhibits to this Registration Statement.

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

    (a) The following exhibits, as required by Item 601 of Regulation S-K, are filed as part of this registration statement:

 2.1*     Agreement and Plan of Merger by and among
           Infonautics, Inc., Tucows Inc. and TAC Merger Sub
           Corporation (included as annex 1 to the joint proxy
           statement/prospectus forming a part of this registration
           statement and incorporated herein by reference).
 3.1      Registrant's Third Amended and Restated Articles of
           Incorporation.(1)
 3.2*     Registrant's Amended and Restated Bylaws.
 5.1*     Opinion of Morgan, Lewis & Bockius LLP regarding legality of the securities being registered.
 8.1      Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to
           certain United States federal income tax consequences.
10.1      Amended and Restated 1994 Omnibus Stock Option Plan.(2)
10.2      1996 Equity Compensation Plan as amended and restated as of
           August 18, 1999.(3)
10.3      Form of Nonqualified Stock Option Agreement.(2)
10.4(a)   Employment Agreement dated September 5, 1996 between
           Infonautics, Inc. and Van Morris.(2)
10.4(b)   Amendment No. 1 to Employment Agreement dated as of
           November 4, 1996 between Infonautics, Inc. and Van
           Morris.(4)
10.5      Employment Agreement dated as of November 24, 1997 between
           Infonautics, Inc. and Gerard J. Lewis, Jr.(5)
10.6      Form of Indemnification Agreement.(2)
10.7      Consulting agreement effective as of March 1, 1993, as
           amended February 1, 1994 and February 1, 1996 between
           Infonautics, Inc. and Howard Morgan.(2)
10.8+     Master Transaction Agreement by and among
           Infonautics, Inc., Infonautics Corporation, Bell & Howell
           Company and BHIL dated July 8, 1999.(6)
10.9      First Amendment to the Master Transaction Agreement by and
           among Infonautics, Inc., Infonautics Corporation, Bell &
           Howell Company and BHIL dated September 28, 1999.(6)
10.10     Securities Purchase Agreement, dated as of February 11,
           1999, between Infonautics, Inc. and RGC International
           Investors, LDC.(7)
10.11     Registration Rights Agreement, dated as of February 11,
           1999, between Infonautics, Inc. and RGC International
           Investors, LDC.(7)
10.12     Letter dated November 2, 1998 from RGC International
           Investors, LDC waiving certain rights under the securities purchase and related agreements discussed in Note 6 of the
           Notes To Consolidated Financial Statements in the
           registrant's Report on Form 10-Q for the quarterly period
           ended September 30, 1998 and in Item 2, Changes in
           Securities, in the same Report on Form 10-Q.(8)
10.13     Statement with Respect to Shares for Series A Convertible
           Preferred Stock of Infonautics, Inc. with RGC International
           Investors, LDC.(9)
10.14     Securities Purchase Agreement, dated as of July 22, 1998
           between Infonautics, Inc. and RGC International Investors,
           LDC.(9)
10.15     Registration Rights Agreement dated as of July 22, 1998
           between Infonautics, Inc. and RGC International Investors,
           LDC.(9)

10.16     Stockholders Agreement dated January 10, 2000 between the
           registrant, bigchalk.com, inc., BHIL, TBG Information
           Investors LLC, Core Learning Group LLC, Core Learning
           Group--BC, LLC, APA Excelsior V, L.P.., Patricof Private
           Investment Club II, L.P., Frank A. Bonsal, Jr., WS
           Investment Company 99B, Alan K. Austin, The San Domenico
           Trust, Timothy J. Sparks, and Daniel K. Yuen.(10)
10.17     Lease between American Baptist Churches USA and Infonautics
           Corporation.(11)
10.18     Amended and Restated Stockholders Agreement dated
           December 20, 2000 between the registrant,
           bigchalk.com, inc., BHIL, TBG Information Investors LLC,
           Core Learning Group--BC, LLC, APA Excelsior V, L.P.,
           Patricof Private Investment Club II, L.P., Frank A. Bonsal,
           Jr., Softbank Venture, Inc., IGSB LSP I, LLC, Oberndorf
           Family Partners, L.P., and others. (12)
10.19*    Shareholder Agreement dated March 27, 2001, by and among
           Infonautics, Inc., Tucows Inc. and Marvin L. Weinberger and
           Fran Solow Weinberger.
10.20*    Stockholder Agreement dated March 27, 2001, by and between
           Infonautics, Inc., Tucows Inc. and certain stockholders of
           Tucows listed on the signature page thereto.
10.21*    Promissory Note dated April 26, 2001 from Tucows Inc. to
           Infonautics, Inc.
10.22*    Employment Agreement dated May 4, 1999 between Tucows
           International Corp. and Elliot Noss.
10.23*    Employment Agreement dated May 4, 1999 between Tucows.Com
           Inc. and Scott Swedorski.
10.24*    Executive Compensation Agreement dated January 1, 2000
           between Tucows International Corporation and Michael
           Cooperman.
10.25*    Executive Compensation Agreement dated September 5, 2000
           between Tucows International Corporation and Graham Morris.
10.26*    Executive Compensation Agreement dated February 5, 2001
           between Tucows International Corporation and Supriyo Sen.
10.27     Registration Rights Agreement, dated as of August 28, 2001, by and among Infonautics, Inc., Parman Holding Corp.,
           Yossi Vardi, Redel Inc., Hapoalim Nechasim (Menayot) Ltd.,
           Eurocom Communications Ltd., XDL U.S. Holdings Inc., FIBI
           Investment House Ltd., STI Ventures N.V. and Scorpio
           Communications Ltd.
10.28     Rule 145 Affiliate Letters.
23.1*     Consent of Morgan, Lewis & Bockius LLP (included as part of its opinion incorporated by reference to exhibit 5.1).
23.2*     Consent of PricewaterhouseCoopers LLP.
23.3*     Consent of KPMG LLP with respect to bigchalk.com, inc.
23.4*     Consent of KPMG LLP with respect to Tucows Inc. and the
           Tucows Division of Tucows Interactive Limited.
23.5      Consent of Skadden, Arps, Slate, Meagher & Flom LLP
           (included as part of its opinion incorporated by reference to exhibit 8.1).
23.6*     Consent of Janney Montgomery Scott LLC.
24.1*     Powers of Attorney.
99.1*     Form of Proxy Card of Infonautics, Inc.
99.2*     Form of Proxy Card of Tucows Inc.
99.3*     Consent of Dennis Bennie to be named a director.
99.4*     Consent of Erez Gissin to be named a director.
99.5*     Consent of Elliot Noss to be named a director.
99.6*     Consent of Stanley Stern to be named a director.
99.7*     Consent of Robert F. Young to be named a director.
99.8*     Consent of Alan Lipton to be named a director.

99.9*     Consent of Tomer Kariv to be named a director.

------------------------

+ Portions of this exhibit have been omitted based on a grant of confidential treatment by the Commission. The omitted portions of the exhibit have been filed separately with the Commission.

*   Previously filed.

(1) Incorporated by reference to exhibit filed with the registrant's Report on Form 8-K, as filed with the Commission on September 6, 2001.

 (2) Incorporated by reference to exhibit filed with the registrant's Registration Statement on Form S-1 (File No. 333-2428) ("Form S-1 Registration Statement"), as filed with the Commission on March 14, 1996.

 (3) Incorporated by reference to exhibit filed with the registrant's Registration Statement on Form S-8 (File No. 333-30342), as filed with the Commission on February 14, 2000.

 (4) Incorporated by reference to exhibit filed with the registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, as filed with the Commission on March 31, 1997.

 (5) Incorporated by reference to exhibit filed with the registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 as filed with the Commission on March 30, 1998.

 (6) Incorporated by reference to exhibit filed with the registrant's Report on Form 8-K/A, as filed with the Commission on October 4, 1999.

 (7) Incorporated by reference to exhibit filed with the registrant's Report on Form 8-K, as filed with the Commission on February 24, 1999.

 (8) Incorporated by reference to exhibit filed with the registrant's Report on Form 10-Q for the quarterly period ended September 30, 1998, as filed with the Commission on November 16, 1998.

 (9) Incorporated by reference to exhibit filed with the registrant's Report on Form 8-K, as filed with the Commission on July 23, 1998.

(10) Incorporated by reference to exhibit filed with the registrant's Report on Form 10-Q for the quarterly period ended March 31, 2000, as filed with the Commission on May 15, 2000.

(11) Incorporated by reference to exhibit filed with the registrant's Report on Form 10-Q for the quarterly period ended June 30, 2000, as filed with the Commission on August 14, 2000.

(12) Incorporated by reference to exhibit filed with the registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Commission on April 3, 2001.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toronto, Province of Ontario, Canada, on October 19, 2001.

                                                       TUCOWS INC.

                                                       By:  /s/ ELLIOT NOSS
                                                            -----------------------------------------
                                                            Name: Elliot Noss
                                                            Title: President and Chief Executive
                                                            Officer

    Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                SIGNATURE                                  TITLE                         DATE
                ---------                                  -----                         ----
             /s/ ELLIOT NOSS                President, Chief Executive Officer
    ---------------------------------       (Principal Executive Officer) and      October 19, 2001
               Elliot Noss                  Director

          /s/ MICHAEL COOPERMAN
    ---------------------------------       Chief Financial Officer (Principal     October 19, 2001
            Michael Cooperman               Financial and Accounting Officer)

    ---------------------------------       Director                               October   , 2001
          David Van Riper Morris

          /s/ LLOYD N. MORRISETT
    ---------------------------------       Director                               October 19, 2001
            Lloyd N. Morrisett

            /s/ DENNIS BENNIE
    ---------------------------------       Director                               October 19, 2001
              Dennis Bennie

             /s/ EREZ GISSIN
    ---------------------------------       Director                               October 19, 2001
               Erez Gissin

            /s/ STANLEY STERN
    ---------------------------------       Director                               October 19, 2001
              Stanley Stern

           /s/ ROBERT F. YOUNG
    ---------------------------------       Director                               October 19, 2001
             Robert F. Young

             /s/ ALAN LIPTON
    ---------------------------------       Director                               October 19, 2001
               Alan Lipton

             /s/ TOMER KARIV
    ---------------------------------       Director                               October 19, 2001
               Tomer Kariv

                                 EXHIBIT INDEX

     EXHIBIT NO.        DESCRIPTION
---------------------   -----------
         8.1            Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to
                          certain United States federal income tax consequences.

        10.27           Registration Rights Agreement, dated as of August 28, 2001, by and among Infonautics, Inc., Parman Holding Corp.,
                          Yossi Vardi, Redel Inc., Hapoalim Nechasim
                          (Menayot) Ltd., Eurocom Communications Ltd., XDL U.S.
                          Holdings Inc., FIBI Investment House Ltd., STI Ventures
                          N.V. and Scorpio Communications Ltd.

        10.28           Rule 145 Affiliate Letters.